SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT


            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


Date of Report (date of earliest event reported)February 22, 1996
                                                -----------------


                       RHI HOLDINGS, INC.
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     (Exact name of Registrant as specified in its charter)


     Delaware             1-373               34-1545939
-----------------     ----------------     ----------------
(State or other       (Commission File     (I.R.S. Employer
 jurisdiction of           Number)          Identification No.)
 of incorporation)

Washingtonton Dulles International Airport
300 West Service Road, P.O. Box 10803
Chantilly, Virginia                                    22021-9998
------------------------------------------             ----------
(Address of principal executive offices)               (Zip code)



Registrant's telephone number, including area code (703) 478-5800
                                                   --------------



                              NONE
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   (Former name or former address, if changed since last report)

Item 2.   Acquisition of Disposition of Assets

          On February 22, 1996, pursuant to the Asset Purchase Agreement dated as of January 23, 1996 (the "Purchase Agreement"), RHI Holdings, Inc. (the "Registrant") through its subsidiaries VSI Corporation, D-M-E Europe (U.K.) Limited and D-M-E Normalien GmbH (collectively, the "Sellers") completed its sale to Cincinnati Milacron Inc. ("CMI") and its subsidiaries of all of the assets, properties and other rights owned, used or held for use by the Sellers in connection with the Sellers' business of developing, producing, manufacturing, marketing, selling and distributing mold bases, mold components, moldmaking tools and supplies, polishing equipment, electronic temperature and pressure control equipment, runnerless molding systems and process controls and Computer Aided Design and Computer Aided Manufacturing hardware and software for the plastics industry (the "Business"). The sale included the Sellers' voting stock or other interests in each of VSI International N.V., D-M-E France S.A.R.L., D-M-E of Canada Ltd. and several joint ventures. A copy of the Purchase Agreement is filed herewith as Exhibit 2.1 and reference is made thereto for the complete terms and conditions thereof.

          The sale price (which is subject to adjustment following an audit of the closing date balance sheet of the Business) is $245,376,555. The sale price is based on a target net tangible asset value, representing the book value of all assets reflected on the closing date balance sheet of the Business (excluding goodwill and net of any applicable contra-asset accounts) acquired by CMI and its subsidiaries less the amount of all liabilities reflected on the closing date balance sheet and assumed by CMI and its subsidiaries. The sale price consists of $74,000,000 in cash, $62,300,000 of which was received on January 26, 1996 and $11,700,000 of which was received on February 22, 1996, and two 8% promissory notes in the aggregate principal amount of $171,376,555. The promissory notes mature one year following the closing date; provided that The Fairchild Corporation, may require prepayment of, and CMI may at its option prepay, such notes after the six month anniversary of the closing date.

Item 7.     Financial Statements and Exhibits.

            Pro Forma Financial Information

            Attached hereto are unaudited proforma condensed separated balance sheets as of December 31, 1995 and pro forma condensed separated consolidated statements of earnings for the year ended June 30, 1995 and the six months ended December 31, 1995. This pro forma financial data give effect to the Company's disposition of the Business.


            Exhibits

            The following Exhibit is included with this Form 8-K.


            Exhibit
            Number      Description of Exhibit
            -------     ----------------------
             2.1        Asset Purchase Agreement dated as of
                        January 23, 1996, between Cincinnati
                        Milacron Inc., a Delaware corporation,
                        The Fairchild Corporation, a Delaware
                        corporation, RHI Holdings, Inc., a
                        Delaware corporation, and the Designated
                        Purchasers and Sellers named therein.
                        (Schedules and Exhibits have been omitted pursuant to Rule 6.01(b)(2) of Regulation
                        S-K.  Such Schedules are listed and
                        described in the Asset Purchase
                        Agreement. The Registrant hereby agrees to furnish to the Securities and Exchange
                        Commission, upon its request, any or all such omitted Schedules and Exhibits.)

                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       RHI HOLDINGS, INC.


Date:  March  , 1996                   By: /s/ Michael T. Alcox
                                           ----------------------
                                           Michael T. Alcox
                                           Senior Vice President

Exhibit                             Sequential
Number     Description of Exhibit   Page Number
------     ----------------------   -----------
 2.1       Asset Purchase Agreement
           dated as of January 23,
           1996, between Cincinnati
           Milacron Inc., a Delaware
           corporation, The Fairchild
           Corporation, a Delaware
           corporation, RHI Holdings,
           Inc., a Delaware corporation,
           and the Designated Purchasers
           and Sellers named therein.
           (Schedules and Exhibits have
           been omitted pursuant to Rule
           6.01(b)(2) of Regulation S-K.
           Such Schedules are listed and
           described in the Asset Purchase
           Agreement.  The Registrant
           hereby agrees to furnish to the
           Securities and Exchange
           Commission, upon its request,
           any or all such omitted Schedules
           and Exhibits.)